                        ANNUAL REPORT / DECEMBER 31, 2001

                             AIM GLOBAL TRENDS FUND

                                  [COVER IMAGE]

                                [AIM FUNDS LOGO]

                            --Registered Trademark--

                                  [COVER IMAGE]

                      -------------------------------------

                    VARIIERTE RECHTECKE BY WASSILY KANDINSKY

                 CONSIDERED THE FOUNDER OF ABSTRACT ART, WASSILY

     KANDINSKY ACHIEVES A GEOMETRIC RHYTHM IN THIS PAINTING, TRANSLATED FROM

  GERMAN AS "VARIED RECTANGLES." ITS LINES AND FORMS EVOKE UNIVERSAL SYMBOLS OF

   GROWTH SUCH AS ROADS, GRIDS AND BRIDGES. ITS RIGHT ANGLES BRING A SENSE OF

                     ORDER AND STRUCTURE TO THE COMPOSITION.

                      -------------------------------------


ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:

o AIM Global Trends Fund's performance figures are historical, and they reflect fund expenses, the reinvestment of distributions and changes in net asset value.
o When sales charges are included in performance figures, Class A share performance reflects the maximum 4.75% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge
    (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. The performance of the fund's Class A, Class B and Class C shares will differ due to different sales charge structures and class expenses.
o   Had the advisor not waived fees, returns would have been lower.
o The fund may participate in the initial public offering (IPO) market in some market cycles. Because of the fund's small asset base, any investment the fund may make in IPOs may significantly increase the fund's total return. As the fund's assets grow, the impact of IPO investments will decline, which may decrease the fund's total return.
o A significant portion of the fund's returns during certain periods was attributable to its investments in IPOs. These investments had a magnified impact when the fund's asset base was relatively small. As the fund's assets grow, the impact of IPO investments will decline, which may reduce the fund's total return. For additional information regarding the impact of IPO investments on the fund's performance, please see the fund's prospectus.
o International investing presents certain risks not associated with investing solely in the United States. These include risks relating to fluctuations in the value of the U.S. dollar relative to the values of other currencies, the custody arrangements made for the fund's foreign holdings, differences in accounting, political risks and the lesser degree of public information required to be provided by non-U.S. companies.

The fund's investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

o The unmanaged MSCI World Index is a group of global securities tracked by Morgan Stanley Capital International

An investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not include sales charges or fund expenses.

   AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT
     AGENCY. THERE IS A RISK THAT YOU COULD LOSE SOME OR ALL OF YOUR MONEY.

  This report may be distributed only to current shareholders or to persons who have received a current prospectus of the fund.

                   DEAR FELLOW SHAREHOLDER:

                   We understand how challenging the fiscal year covered by this
[PHOTO OF          report has been. For equity investors, the years 2000 and
ROBERT H.          2001 were unlike anything we had seen in a generation. For
GRAHAM]            the first time since the 1970s, the S&P 500 and other major domestic stock benchmarks produced negative returns two years in a row. And there was no comfort overseas; the MSCI World
                   Index also produced negative returns both years.
                       As usually occurs during difficult stock markets,
                   fixed-income investments, particularly high-quality ones, did well. The domestic, investment-grade Lehman Aggregate Bond
                   Index produced positive returns both years.
                       Conditions were trying on many levels. Geopolitically,
                   the appalling terrorist attacks of September 11 led to a serious decline in markets, though initial success in our ensuing war in Afghanistan helped markets advance later in the year. Macroeconomically, the United States officially slipped into recession in March, the first such slowdown in a decade.
    And at the individual firm level, the Enron bankruptcy has occasioned a confidence crisis that has markets unsettled. As I write this, several weeks into the new year, several Congressional committees, the Securities and Exchange Commission and the Justice Department are conducting investigations of Enron. While we do not yet have all the details about what happened at Enron, it clearly has resulted in a new level of skepticism of the financial statements of even the soundest companies. AIM strongly believes that sound accounting policies, full and accurate financial disclosure, and independent audits are absolutely essential to maintain the integrity of the markets and the confidence of investors, and will support any legislative or regulatory changes that may be desirable to further these objectives.

WHAT SHOULD INVESTORS DO NOW?
Mindful of recent events and scandals and in view of the two-year bear market in equities, many of our shareholders have asked us what they should do about their investments. We cannot offer individualized advice--that is the role of your financial advisor. But we can once again offer insights we have gained over many years in this business.
    First is the crucial importance of diversification when investing --a major lesson of the Enron story that is reinforced by the disparate performance of equity and fixed-income investments during this fiscal year. Relying on one stock to build financial security has once again proven to be downright dangerous, but mutual fund investors should also keep in mind that whole sectors and investment approaches do go in and out of favor. A diversified portfolio that embraces different classes of securities and various investment strategies can offer protection from these shifts in sentiment.
    A second insight is the importance of a long time horizon. Whatever current market conditions are like, we at AIM intend to stay focused on the long term. Our portfolio managers will continue to invest your money using the time-tested disciplines AIM has employed for more than a quarter century. We consider a long-term perspective the most advisable course for our shareholders too.
    Changing your portfolio on the basis of short-term events and market moves rarely proves beneficial. As we have reminded you on many occasions, data show that pulling out of the market even for a short period and missing a few of its best days is likely to have a negative effect on your long-term returns. In investing, it is time in the markets, not market timing, that counts.
    Now more than ever, we encourage you to stay in touch with your financial advisor. He or she is familiar with the goals and time horizon you have established for your investments and can help you build a diversified portfolio and stay focused on those goals.

YOUR FUND'S PERFORMANCE
For the six months since our June 30, 2001, report to you, Class A shares of AIM Global Trends Fund returned -4.49% at net asset value. By comparison, the MSCI World Index returned -7.02% over the same six months. The fund rebounded during the final quarter of the year, with Class A shares rising 9.83%. Technology and consumer-discretionary holdings contributed to positive performance late in the fiscal year.
   Markets around the world produced disappointing results for the fiscal year as a whole. For the year, AIM Global Trends Fund Class A shares returned -17.03% at net asset value.
   The following pages contain your portfolio managers' discussion of how they have managed the portfolio during the fiscal year, how the markets affected the fund, and the fund's long-term record. We hope you find their discussion informative.
   If you have questions or comments about this report, please contact us anytime through our Web site, www.aimfunds.com. We understand that our shareholders are relying on us for the growth of their investments, and we want you to know that all of us are working diligently to that end. Thank you for your continued participation in The AIM Family of Funds--Registered Trademark--.

Sincerely,

/s/ ROBERT H. GRAHAM

Robert H. Graham
Chairman
February 12, 2002

FUND REBOUNDS IN FOURTH QUARTER

HOW DID AIM GLOBAL TRENDS FUND PERFORM DURING THE YEAR?
A cloud of economic unease settled across the world in 2001. As disappointing corporate earnings and downgrades were often the norm, most world equity markets declined. Although markets rebounded strongly in the final months of the year, it was not enough to pull most world market returns into positive territory. Given this environment, for the year ended December 31, 2001, AIM Global Trends Fund returned -17.03% for Class A shares, -17.43% for Class B shares and -17.45% for Class C shares, excluding sales charges. The fund tracked its benchmark, the MSCI World Index, which returned -16.82% for the same period.
    The fund's one-year return belies a marked improvement in fund performance during the fourth quarter. For the three-month period ended December 31, 2001, the fund posted a return of 9.83% for Class A shares, 9.64% for Class B shares and 9.65% for Class C shares, excluding sales charges. By comparison, the fund outperformed the MSCI World Index, which returned 8.59% for the same three-month period.

WHAT WERE SOME SIGNIFICANT TRENDS IN THE U.S. ECONOMY AND STOCK MARKET?
The economy remained weak even as the U.S. Federal Reserve (the Fed) unleashed a multitude of short-term interest rate reductions over the course of the year. The first of 11 rate cuts occurred on January 3, 2001--just three days after the start of the new year. The Fed continued cutting the targeted federal funds rate--which banks use on overnight loans to each other--from 6.5% at the very beginning of the year to 1.75% by year-end. But neither the economy nor the stock markets responded to the Fed's actions.
    Indeed, U.S. gross domestic product contracted at an annualized rate of 1.3% in the third quarter of 2001. Deteriorating corporate earnings prompted many investors to abandon higher-priced growth stocks for lower priced, more defensive value stocks--or to abandon the stock market altogether in favor of fixed-income or money market investments. While value stocks outperformed growth stocks for much of the year, both actually ended the year in negative territory.
    The terrorist attacks of September 11 exacerbated an already difficult market. Following the attacks, markets closed for nearly a week--the longest suspension of trading since the Great Depression. After the markets reopened on September 17, the Dow experienced its worst week in more than 60 years, falling more than 14% in just five days. But by early November, most major market indexes had recouped all of their post-attack losses.

HOW DID OTHER WORLD MARKETS FARE?
Europe: Most European stock markets reported negative returns for the year, particularly tech-driven countries such as Finland and Sweden. Also, European economies continue to slow. The manufacturing industry reported reductions in new orders, consumer confidence declined and unemployment in some countries, such as France and Germany, rose.
    That said, the International Monetary Fund (IMF) forecasts European Union growth of 1.3% for the year 2002 compared to just 0.8% for the U.S. The European Central Bank (ECB) continued its wait-and-see attitude in 2001--cutting interest rates just four times to 3.25%.
    Asia: With the notable exception of South Korea, Asian markets posted disappointing returns as many countries in the region depend heavily on export revenue. The events of September 11 only exacerbated the situation. A fourth-quarter tech rally however helped buoy some

FUND AT A GLANCE

AIM Global Trends Fund is for shareholders who seek long-term growth of capital. The fund seeks to meet this objective by investing in several economic sectors.

INVESTMENT STYLE: GROWTH (Invests in companies with earnings that are projected to grow faster than the market.)

o   Emphasis is on sectors not geographical regions

o Invests in broad global sectors such as: consumer products and services, financial services, health care, infrastructure, resources, telecommunications and technology

o   Utilizes bottom-up stock-selection process to identify attractive holdings

PORTFOLIO COMPOSITION
As of 12/31/01, based on total net assets

===================================================================================================================================
TOP 10 HOLDINGS                                   TOP 10 INDUSTRIES                                    TOP 10 COUNTRIES
-----------------------------------------------------------------------------------------------------------------------------------
 1. Sanofi-Synthelabo S.A. (France)        2.0%    1. Banks                                   11.2%     1. U.S.A              45.1%

 2. Aventis S.A. (France)                  1.6     2. Pharmaceuticals                         10.6      2. United Kingdom     12.6

 3. Lowe's Cos., Inc.                      1.6     3. Health Care Distributors & Services      5.8      3. France              8.2

 4. Laboratory Corp. of America Holdings   1.5     4. Wireless Telecommunication Services      4.4      4. Japan               6.8

 5. ENI S.p.A. (Italy)                     1.5     5. Diversified Commercial Services          4.2      5. Spain               4.2

 6. Anadarko Petroleum Corp.               1.4     6. Integrated Telecommunications Services   3.5      6. Germany             3.9

 7. Quest Diagnostics Inc.                 1.4     7. Packaged Foods                           3.4      7. Italy               2.4

 8. Bank of America Corp.                  1.4     8. Integrated Oil & Gas                     3.0      8. Australia           2.1

 9. Tenet Health Care Corp.                1.4     9. Diversified Financial Services           3.0      9. Hong Kong           1.8

10. Altana A.G. (Germany)                  1.4    10. Construction & Engineering               2.8     10. Switzerland         1.6

The fund's portfolio is subject to change, and there is no guarantee that the fund will continue to hold any particular security.
===================================================================================================================================

regional markets. Japan, the largest Asian economy, continued to face deflation, interest rates near zero, little to no growth and bad bank loans.

Latin America: Disastrous political and financial problems continued to plague Argentina, while Brazil suffered contagion from its Argentine neighbor. Mexico emerged as the bright spot and became a safe haven for emerging market investors.

HOW DID YOU MANAGE THE FUND IN THIS ENVIRONMENT?
We continue to use earnings momentum as the core in our stock selection process with stock valuation also an important screen. The fund is committed to owning securities in seven different sectors:

o   telecommunications
o   technology
o   consumer products and services (consumer discretionary and consumer staples)
o   health care
o   financial services
o   infrastructure (industrials and materials)
o   natural resources (energy)

    For much of the year, the fund was positioned defensively with health care and consumer staples demonstrating the best relative earnings momentum of the sectors.
    One stock we feel helped the fund is Lowe's Cos., Inc.--a U.S.-based home improvement chain. Lowe's benefited this year from additional funds available to homeowners through refinancing. Also, earnings momentum is paramount in retail and Lowe's has it.
    There is little doubt that the events of September 11 had a profoundly negative effect on many industries. One exception, however, is the area of defense. Fund holding L-3 Communications Holding, Inc.--a manufacturer of high-technology defense electronics--witnessed an increased demand for its products after the attacks.
    Also of note, during the reporting period, as a result of a vote by shareholders of AIM Global Consumer Products and Services Fund, AIM Global Consumer Products and Services Fund was reorganized into AIM Global Trends Fund. Many holdings were similar and therefore no significant repositioning of the fund was necessary.

WHAT WERE CONDITIONS LIKE AT THE CLOSE OF THE REPORTING PERIOD?
At the close of 2001, the situation was uncertain for world markets. U.S. gross domestic product contracted in the third quarter and unemployment rose. These and other factors, combined with continuing concerns about terrorism, caused markets around the world to be volatile.
    There were positive signs, however. The Fed was maintaining a bias toward cutting interest rates, consumer confidence began to rebound toward the end of the year, and inflation remained low. Moreover, stocks were favorably priced both in the U.S. and especially in Europe and Asia, and there was a considerable amount of cash in lower-returning money market accounts that could potentially be deployed back into world equities.



          See important fund and index disclosures inside front cover.

YOUR FUND'S LONG-TERM PERFORMANCE

AVERAGE ANNUAL TOTAL RETURNS

As of 12/31/01, including sales charges
================================================================================
CLASS A SHARES
 Inception (9/15/97)          3.87%
  1 Year                    -20.94

CLASS B SHARES
 Inception (9/15/97)          4.17%
  1 Year                    -21.54

CLASS C SHARES
 Inception (1/2/98)           5.68%
  1 Year                    -18.27

DUE TO RECENT SIGNIFICANT MARKET VOLATILITY RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN. CALL YOU FINANCIAL ADVISOR FOR MORE CURRENT PERFORMANCE.

================================================================================

RESULTS OF A $10,000 INVESTMENT
9/15/97-12/31/01

================================================================================
(MOUNTAIN CHART)

AIM GLOBAL TRENDS     AIM GLOBAL TRENDS         MSCI WORLD
    CLASS B               CLASS A                 INDEX
      10,000                  9,450                  10,000
      10,201                9,648.5                  10,000
     9,772.6                9,243.2                   9,472
       9,624                9,102.7                 9,637.8
     9,716.4                9,196.5                 9,753.4
     9,469.6                8,962.9                10,023.6
    10,238.5                9,697.8                10,700.2
    10,778.1               10,216.7                11,150.7
      10,888               10,320.9                11,257.7
    10,622.4               10,070.1                11,114.7
    10,796.6               10,251.4                  11,377
    10,567.7               10,026.8                11,356.6
     8,756.4                8,314.3                 9,840.5
     8,865.9                8,418.2                10,012.7
     9,240.9                8,790.3                10,915.8
     9,826.7                9,344.1                11,563.1
    10,574.6               10,058.9                12,126.2
    10,926.7               10,400.9                12,390.6
    10,556.3               10,049.3                12,059.8
    11,103.1               10,575.9                12,560.2
    11,742.6               11,190.4                13,053.9
    11,297.6               10,768.5                12,574.8
    12,011.6               11,453.4                13,159.5
    11,891.5               11,338.8                13,118.7
    11,808.2               11,259.5                13,093.8
    11,928.7               11,382.2                12,965.5
    12,707.6               12,127.7                13,637.1
    13,856.4               13,233.8                14,018.9
    15,987.5               15,279.7                15,151.6
    15,178.5                 14,505                14,281.9
    16,222.8               15,521.8                14,319.1
    16,263.4               15,551.3                15,307.1
    15,290.8               14,641.6                14,658.1
    14,636.4                 14,012                14,285.8
    15,210.1               14,573.9                14,764.3
    14,933.3                 14,313                14,346.5
    16,171.3               15,503.9                14,811.3
    15,495.3               14,865.1                14,021.9
    14,266.5               13,693.7                13,784.9
    13,601.7               13,063.8                12,946.8
    14,659.9                 14,075                13,153.9
    14,113.1                 13,557                13,407.8
    13,219.8               12,712.4                12,273.5
    12,180.7               11,709.4                11,464.7
    13,130.8               12,627.4                12,309.6
      13,052               12,552.9                12,149.6
    12,694.4               12,225.3                11,766.9
    12,448.1                 11,993                11,609.2
      12,102               11,654.8                11,050.8
    11,040.7               10,630.3                10,076.1
    11,353.1               10,936.5                10,268.6
    11,710.8               11,285.4                10,874.4
      11,915                 11,771                10,941.9

                                                            Source: Lipper, Inc.

  Past performance cannot guarantee comparable future results.
================================================================================

This chart compares the performance of AIM Global Trends Fund to its benchmark index. It is intended to give you a general idea of how your fund performed compared to this index over the period 9/15/97-12/31/01. (Please note that the results for this index are for the period 8/31/97--12/31/01)
    It is important to understand the difference between your fund and an index. A market index such as the MSCI World Index is not managed and incurs no sales charges, expenses or fees. If you could buy all the securities that make up a market index, you would incur expenses that would affect your investment return.
    The fund's total return includes sales charges, expenses and management fees. Results for B shares are calculated as if a hypothetical shareholder had liquidated his entire investment in the fund at the close of the reporting period and paid the applicable contingent deferred sales charge.
    Performance of the fund's Class A, B and C shares will differ due to different sales charge structures and class expenses. For fund performance calculations and indexes used in this report, please see the inside front cover.
    Performance shown in the chart does not reflect taxes a shareholder would pay on redemption of fund shares. Index performance does not reflect the effects of taxes either.

FACTORS THAT INFLUENCE INTEREST RATE CHANGES

ECONOMIC INDICATORS THAT HELP SHAPE FEDERAL RESERVE POLICY
The Federal Reserve Board (the Fed) periodically adjusts short-term interest rates to either stimulate or slow economic growth. In making decisions about interest rates, the Fed considers key economic data. Just as a dip in barometric pressure can signal a squall, changes in economic indicators can point to a shift in the economy and the markets. Here are some of the top indicators used by the Fed, economists, financial analysts and professional money managers to identify economic trends:

GROSS DOMESTIC PRODUCT (GDP)
GDP is the total value of all products and services produced in the country in a year. It's compiled quarterly by the U.S. Department of Commerce. GDP measures the pace of U.S. economic growth, and changes in this indicator can signal the direction of the economy. For example, a decline in the GDP for two consecutive quarters constitutes a recession. Drops in the GDP can cause equity and bond prices to fall, as investors become concerned about an economic slowdown. On the other hand, a steep spike in the GDP can signal that the economy is growing too fast, and higher inflation could ensue. Inflation, also known as rising prices, creates problems for consumers and the markets. In an inflationary environment, consumers must spend more money to buy the same amount of goods and services. When consumers buy less, the economy slows and markets decline. The markets usually react favorably to slight increases in the GDP, which indicate moderate, controlled growth.

HOUSING STARTS
Housing starts measure the construction of new single-family houses, townhouses and apartment buildings. Compiled monthly by the U.S. Department of Commerce, this figure is based on the number of new foundations dug. This indicator signals consumer confidence. If consumers feel financially secure, they're more likely to take on a mortgage. Home purchases also trigger other consumer spending (for sofas, lawnmowers, curtains, etc.). A moderate increase in housing starts usually bodes well for the markets. As with GDP, a sharp increase in housing starts can signal inflation.

CONSUMER PRICE INDEX (CPI)
Also called the cost-of-living index, the CPI measures the prices of products and services bought by typical consumers. Each month, the U.S. Bureau of Labor Statistics checks the prices of a specific basket of items, including food, clothing, transportation, shelter, utilities, health care and entertainment. The CPI is one of the government's main ways to gauge inflation, and changes in this indicator usually affect the markets. A sharp increase in the CPI can indicate inflation, while a moderate rise in the CPI shows that inflation is under control. The core inflation rate is a separate indicator from the CPI. The core rate excludes energy and food, which fluctuate seasonally and more sharply than other elements.

PRODUCER PRICE INDEX (PPI)
The Producer Price Index measures the price changes of manufactured goods that are ready to be distributed. Hikes in the PPI signal that retailers may soon raise prices to pass the increase on to consumers. Rising prices signal inflation. Unlike the CPI, this index doesn't measure services.

CONSUMER CONFIDENCE INDEX (CCI)
The CCI measures how consumers feel about the economy, their job status and their finances. Consumer attitudes are important because consumer spending accounts for about two-thirds of the economy. To compile the index, The Conference Board conducts a monthly survey of 5,000 U.S. households. The survey asks questions about consumer attitudes, buying plans, present conditions and expectations for the future. A declining CCI usually means that Americans are tightening their purse strings. Decreased spending may mean slower economic growth.

THINKING LONG-TERM
As an investor, you can better understand broad economic trends by watching these indicators. A word of caution: You shouldn't overhaul your portfolio every time there is a blip in consumer confidence. Indicators signal potential market fluctuations, and they can help you adjust your long-term strategy. As always, we suggest that you visit your financial advisor to determine whether any changes to your investment plan are necessary.

SCHEDULE OF INVESTMENTS
December 31, 2001

                                                              MARKET
                                                SHARES        VALUE
DOMESTIC COMMON STOCKS-43.94%

AEROSPACE & DEFENSE-1.42%

Alliant Techsystems Inc.(a)                        8,200   $    633,040
-----------------------------------------------------------------------
L-3 Communications Holdings, Inc.(a)              19,200      1,728,000
=======================================================================
                                                              2,361,040
=======================================================================

APPAREL RETAIL-0.49%

Ross Stores, Inc.                                 25,200        808,416
=======================================================================

APPLICATION SOFTWARE-1.05%

Fair, Issac and Co., Inc.                         14,800        932,696
-----------------------------------------------------------------------
PeopleSoft, Inc.(a)                               20,400        820,080
=======================================================================
                                                              1,752,776
=======================================================================

BANKS-3.68%

Bank of America Corp.                             37,200      2,341,740
-----------------------------------------------------------------------
First Tennessee National Corp.                    22,800        826,728
-----------------------------------------------------------------------
Southtrust Corp.                                  52,200      1,287,774
-----------------------------------------------------------------------
Washington Mutual, Inc.                           51,550      1,685,685
=======================================================================
                                                              6,141,927
=======================================================================

BIOTECHNOLOGY-1.00%

Genzyme Corp.(a)                                  27,900      1,670,094
=======================================================================

BROADCASTING & CABLE TV-0.55%

EchoStar Communications Corp.-Class A(a)          33,600        922,992
=======================================================================

CONSTRUCTION & ENGINEERING-0.87%

Jacobs Engineering Group Inc.(a)                  15,300      1,009,800
-----------------------------------------------------------------------
Shaw Group Inc. (The)(a)                          18,800        441,800
=======================================================================
                                                              1,451,600
=======================================================================

DISTILLERS & VINTNERS-0.51%

Constellation Brands, Inc.-Class A(a)             19,700        844,145
=======================================================================

DIVERSIFIED COMMERCIAL SERVICES-2.90%

Apollo Group, Inc.-Class A(a)                     30,800      1,386,308
-----------------------------------------------------------------------
Cendant Corp.(a)                                  73,500      1,441,335
-----------------------------------------------------------------------
Deluxe Corp.                                      25,300      1,051,974
-----------------------------------------------------------------------
H&R Block, Inc.                                   21,400        956,580
=======================================================================
                                                              4,836,197
=======================================================================

DIVERSIFIED FINANCIAL SERVICES-2.28%

Fannie Mae                                        16,400      1,303,800
-----------------------------------------------------------------------
Freddie Mac                                       23,500      1,536,900
-----------------------------------------------------------------------
Moody's Corp.                                     24,100        960,626
=======================================================================
                                                              3,801,326
=======================================================================

ELECTRIC UTILITIES-0.29%

Calpine Corp.(a)                                  28,700        481,873
=======================================================================

HEALTH CARE DISTRIBUTORS & SERVICES-5.80%

AdvancePCS(a)                                     31,400        921,590
-----------------------------------------------------------------------

                                                              MARKET
                                                SHARES        VALUE
HEALTH CARE DISTRIBUTORS & SERVICES-(CONTINUED)

AmerisourceBergen Corp.                           12,700   $    807,085
-----------------------------------------------------------------------
DaVita, Inc.(a)                                   58,100      1,420,545
-----------------------------------------------------------------------
Laboratory Corp. of America Holdings(a)           30,600      2,474,010
-----------------------------------------------------------------------
McKesson Corp.                                    32,800      1,226,720
-----------------------------------------------------------------------
Pharmaceutical Product Development, Inc.(a)       14,700        474,957
-----------------------------------------------------------------------
Quest Diagnostics Inc.(a)                         32,700      2,344,917
=======================================================================
                                                              9,669,824
=======================================================================

HEALTH CARE FACILITIES-1.38%

Tenet Healthcare Corp.(a)                         39,200      2,301,824
=======================================================================

HOME FURNISHINGS-0.62%

Mohawk Industries, Inc.(a)                        18,800      1,031,744
=======================================================================

HOME IMPROVEMENT RETAIL-1.55%

Lowe's Cos., Inc.                                 55,800      2,589,678
=======================================================================

HOUSEHOLD PRODUCTS-2.08%

Clorox Co.                                        25,300      1,000,615
-----------------------------------------------------------------------
Dial Corp. (The)                                  46,200        792,330
-----------------------------------------------------------------------
Procter & Gamble Co. (The)                        21,200      1,677,556
=======================================================================
                                                              3,470,501
=======================================================================

INTERNET RETAIL-0.84%

eBay Inc.(a)                                      20,900      1,398,210
=======================================================================

INTERNET SOFTWARE & SERVICES-0.46%

Travelocity.com Inc.(a)                           26,900        772,299
=======================================================================

IT CONSULTING & SERVICES-1.13%

Affiliated Computer Services, Inc.-Class A(a)     11,500      1,220,495
-----------------------------------------------------------------------
Electronic Data Systems Corp.                      9,700        664,935
=======================================================================
                                                              1,885,430
=======================================================================

MANAGED HEALTH CARE-1.82%

Caremark Rx, Inc.(a)                              63,500      1,035,685
-----------------------------------------------------------------------
UnitedHealth Group Inc.                           28,200      1,995,714
=======================================================================
                                                              3,031,399
=======================================================================

MEAT POULTRY & FISH-0.56%

Smithfield Foods, Inc.(a)                         42,400        934,496
=======================================================================

MULTI-UTILITIES-1.47%

Dynegy Inc.-Class A                               42,200      1,076,100
-----------------------------------------------------------------------
Williams Cos., Inc. (The)                         53,600      1,367,872
=======================================================================
                                                              2,443,972
=======================================================================

OIL & GAS EXPLORATION & PRODUCTION-1.42%

Anadarko Petroleum Corp.                          41,770      2,374,624
=======================================================================

PACKAGED FOODS-0.90%

General Mills, Inc.                               28,800      1,497,888
=======================================================================

                                                              MARKET
                                                SHARES        VALUE

PHARMACEUTICALS-3.37%

Barr Laboratories, Inc.(a)                         9,800   $    777,728
-----------------------------------------------------------------------
Forest Laboratories, Inc.(a)                      24,300      1,991,385
-----------------------------------------------------------------------
Johnson & Johnson                                 13,900        821,490
-----------------------------------------------------------------------
King Pharmaceuticals, Inc.(a)                     33,200      1,398,716
-----------------------------------------------------------------------
SICOR Inc.(a)                                     40,000        627,200
=======================================================================
                                                              5,616,519
=======================================================================

PROPERTY & CASUALTY INSURANCE-0.41%

Progressive Corp.                                  4,600        686,780
=======================================================================

SEMICONDUCTOR EQUIPMENT-0.58%

Lam Research Corp.(a)                             41,300        958,986
=======================================================================

SEMICONDUCTORS-0.98%

NVIDIA Corp.(a)                                   24,300      1,625,670
=======================================================================

SOFT DRINKS-1.64%

Pepsi Bottling Group, Inc. (The)                  48,200      1,132,700
-----------------------------------------------------------------------
PepsiCo, Inc.                                     32,900      1,601,901
=======================================================================
                                                              2,734,601
=======================================================================

SPECIALTY STORES-0.89%

AutoZone, Inc.(a)                                 13,800        990,840
-----------------------------------------------------------------------
Copart, Inc.(a)                                   13,600        494,632
=======================================================================
                                                              1,485,472
=======================================================================

SYSTEMS SOFTWARE-0.57%

Network Associates, Inc.(a)                       36,700        948,695
=======================================================================

WIRELESS TELECOMMUNICATION SERVICES-0.43%

Sprint Corp. (PCS Group)(a)                       29,500        720,095
=======================================================================
    Total Domestic Common Stocks (Cost
      $63,939,256)                                           73,251,093
=======================================================================

FOREIGN STOCKS & OTHER EQUITY
  INTERESTS-51.11%

AUSTRALIA-2.08%

Australia & New Zealand Banking Group Ltd.
  (Banks)(a)                                     141,600      1,288,238
-----------------------------------------------------------------------
Boral Ltd. (Construction Materials)              204,400        343,534
-----------------------------------------------------------------------
CSR Ltd. (Construction Materials)                192,300        667,026
-----------------------------------------------------------------------
St. George Bank Ltd. (Banks)                     122,300      1,162,571
=======================================================================
                                                              3,461,369
=======================================================================

CANADA-0.23%

Canadian Pacific Railway Ltd. (Railroads)(a)      18,800        379,166
=======================================================================

DENMARK-1.01%

Coloplast A.S.-Class B (Health Care Supplies)     11,900        784,067
-----------------------------------------------------------------------
H. Lundbeck A.S. (Pharmaceuticals)                35,000        901,468
=======================================================================
                                                              1,685,535
=======================================================================

FRANCE-8.22%

Aventis S.A. (Pharmaceuticals)                    37,700      2,681,113
-----------------------------------------------------------------------
BNP Paribas S.A. (Banks)                          24,700      2,213,636
-----------------------------------------------------------------------

                                                              MARKET
                                                SHARES        VALUE
FRANCE-(CONTINUED)

Orange S.A. (Wireless Telecommunication
  Services)(a)                                   167,200   $  1,517,844
-----------------------------------------------------------------------
PSA Peugeot Citroen (Automobile
  Manufacturers)                                  28,300      1,205,044
-----------------------------------------------------------------------
Sanofi-Synthelabo S.A. (Pharmaceuticals)          45,600      3,407,626
-----------------------------------------------------------------------
TotalFinaElf S.A. (Integrated Oil & Gas)          12,200      1,745,048
-----------------------------------------------------------------------
Vinci S.A. (Construction & Engineering)           16,000        939,548
=======================================================================
                                                             13,709,859
=======================================================================

GERMANY-3.90%

Altana A.G. (Pharmaceuticals)                     45,000      2,243,197
-----------------------------------------------------------------------
Beiersdorf A.G. (Personal Products)               14,700      1,656,943
-----------------------------------------------------------------------
Merck KGaA (Pharmaceuticals)                      24,500        897,948
-----------------------------------------------------------------------
RWE AG (Multi-Utilities)                          28,700      1,086,432
-----------------------------------------------------------------------
Software A.G. (Systems Software)                  16,100        610,180
=======================================================================
                                                              6,494,700
=======================================================================

GREECE-0.62%

Cosmote Mobile Communications, S.A. (Wireless
  Telecommunication Services)                    102,100      1,039,764
=======================================================================

HONG KONG-1.79%

Cheung Kong Infrastructure Holdings Ltd.
  (Construction Materials)(a)                    203,000        316,272
-----------------------------------------------------------------------
Denway Motors Ltd. (Automobile Manufacturers)  2,627,100        816,916
-----------------------------------------------------------------------
Kowloon Motor Bus Holdings Ltd. (Trucking)       275,200      1,171,589
-----------------------------------------------------------------------
Yue Yuen Industrial (Holdings) Ltd.
  (Footwear)                                     361,000        678,163
=======================================================================
                                                              2,982,940
=======================================================================

IRELAND-1.03%

Bank of Ireland (Banks)                          180,500      1,711,014
=======================================================================

ISRAEL-1.16%

Teva Pharmaceutical Industries Ltd.-ADR
  (Pharmaceuticals)                               31,400      1,935,182
=======================================================================

ITALY-2.35%

ENI S.p.A. (Integrated Oil & Gas)                196,300      2,464,711
-----------------------------------------------------------------------
Riunione Adriatica di Sicurta S.p.A
  (Multi-Line Insurance)                         122,600      1,446,417
=======================================================================
                                                              3,911,128
=======================================================================

JAPAN-6.83%

Canon, Inc. (Office Electronics)                  46,000      1,575,606
-----------------------------------------------------------------------
Fanuc Ltd. (Industrial Machinery)                 19,400        822,146
-----------------------------------------------------------------------
Hitachi, Ltd. (Electronic Equipment &
  Instruments)(a)                                233,000      1,698,792
-----------------------------------------------------------------------
Ito-Yokado Co., Ltd. (General Merchandise
  Stores)                                         28,000      1,258,905
-----------------------------------------------------------------------
Nidec Corp. (Electronic Equipment &
  Instruments)                                    16,000        850,611
-----------------------------------------------------------------------
Nintendo Co. Ltd. (Consumer Electronics)           9,000      1,568,694
-----------------------------------------------------------------------
NTT DoCoMo, Inc. (Wireless Telecommunication
  Services)(b)                                       124      1,450,292
-----------------------------------------------------------------------
Sharp Corp. (Consumer Electronics)               111,000      1,292,345
-----------------------------------------------------------------------

                                                              MARKET
                                                SHARES        VALUE
JAPAN-(CONTINUED)

Toshiba Corp. (Computer Hardware)                254,000   $    868,079
=======================================================================
                                                             11,385,470
=======================================================================

MEXICO-0.81%

Telefonos de Mexico S.A. de C.V.-Class L-ADR
  (Integrated Telecommunication Services)         38,400      1,344,768
=======================================================================

NEW ZEALAND-0.47%

Telecom Corp. of New Zealand Ltd. (Integrated
  Telecommunication Services)                    379,400        790,670
=======================================================================

NORWAY-0.63%

Telenor ASA (Integrated Telecommunication
  Services)                                      243,800      1,051,578
=======================================================================

PORTUGAL-0.49%

Portugal Telecom, SGPS, S.A. (Integrated
  Telecommunication Services)(a)                 105,600        823,977
=======================================================================

SINGAPORE-0.58%

Fraser & Neave Ltd. (Brewers)                     81,000        333,388
-----------------------------------------------------------------------
Want Want Holdings Ltd. (Packaged Foods)         329,000        625,100
=======================================================================
                                                                958,488
=======================================================================

SPAIN-4.20%

Banco Popular Espanol S.A. (Banks)                47,200      1,552,301
-----------------------------------------------------------------------
Compania Espanola de Petroleos, S.A.
  (Integrated Oil & Gas)                          74,900        834,233
-----------------------------------------------------------------------
Grupo Dragados, S.A. (Construction &
  Engineering)                                   106,400      1,426,079
-----------------------------------------------------------------------
Grupo Ferrovial, S.A. (Construction &
  Engineering)                                    44,500        781,356
-----------------------------------------------------------------------
Iberdrola S.A. (Electric Utilities)(a)            94,800      1,235,944
-----------------------------------------------------------------------
Telefonica Moviles, S.A. (Wireless
  Telecommunication Services)(a)                 161,100      1,172,273
=======================================================================
                                                              7,002,186
=======================================================================

SWEDEN-0.52%

Swedish Match A.B. (Tobacco)                     163,400        868,159
=======================================================================

SWITZERLAND-1.60%

Swisscom A.G. (Integrated Telecommunication
  Services)(a)                                     6,500      1,803,378
-----------------------------------------------------------------------
Synthes-Stratec Inc. (Health Care Equipment)       1,235        861,074
=======================================================================
                                                              2,664,452
=======================================================================

                                                              MARKET
                                                SHARES        VALUE

UNITED KINGDOM-12.59%

Aggreko PLC (Diversified Commercial Services)    144,400   $    767,399
-----------------------------------------------------------------------
Allied Domecq PLC (Distillers & Vintners)        200,100      1,186,505
-----------------------------------------------------------------------
Amersham PLC (Health Care Equipment)(a)           87,900        850,443
-----------------------------------------------------------------------
Bunzl PLC (Paper Products)                       240,400      1,540,099
-----------------------------------------------------------------------
Cadbury Schweppes PLC (Packaged Foods)(a)        263,200      1,678,500
-----------------------------------------------------------------------
De La Rue PLC (Diversified Commercial
  Services)                                       56,100        370,148
-----------------------------------------------------------------------
Debenhams PLC (Department Stores)                129,000        777,591
-----------------------------------------------------------------------
Gallaher Group PLC (Tobacco)                     119,000        814,341
-----------------------------------------------------------------------
HBOS PLC (Banks)                                 150,700      1,746,577
-----------------------------------------------------------------------
Imperial Tobacco Group PLC (Tobacco)(a)          108,100      1,425,986
-----------------------------------------------------------------------
Lloyds TSB Group PLC (Banks)(a)                   80,600        875,458
-----------------------------------------------------------------------
Man Group PLC (Diversified Financial
  Services)                                       70,600      1,225,300
-----------------------------------------------------------------------
Marks & Spencer PLC (Department Stores)          111,900        588,164
-----------------------------------------------------------------------
Next PLC (Department Stores)                      25,500        332,296
-----------------------------------------------------------------------
Rentokil Initial PLC (Diversified Commercial
  Services)                                      273,100      1,097,469
-----------------------------------------------------------------------
Royal Bank of Scotland Group PLC (Banks)          80,100      1,949,980
-----------------------------------------------------------------------
Travis Perkins PLC (Home Improvement Retail)      42,300        523,505
-----------------------------------------------------------------------
Unilever PLC (Packaged Foods)                    220,700      1,812,353
-----------------------------------------------------------------------
Vodafone Group PLC (Wireless
  Telecommunication Services)                    545,600      1,427,923
=======================================================================
                                                             20,990,037
=======================================================================
    Total Foreign Stocks & Other Equity
      Interests (Cost $81,537,164)                           85,190,442
=======================================================================

MONEY MARKET FUNDS-9.71%

STIC Liquid Assets Portfolio(c)                8,092,403      8,092,403
-----------------------------------------------------------------------
STIC Prime Portfolio(c)                        8,092,403      8,092,403
=======================================================================
    Total Money Market Funds (Cost
      $16,184,806)                                           16,184,806
=======================================================================
TOTAL INVESTMENTS-104.76% (Cost $161,661,226)               174,626,341
=======================================================================
OTHER ASSETS LESS LIABILITIES-(4.76%)                        (7,938,394)
=======================================================================
NET ASSETS-100.00%                                         $166,687,947
_______________________________________________________________________
=======================================================================

Investment Abbreviations:

ADR  - American Depositary Receipt

Notes to Schedule of Investments:

(a)  Non-income producing security.
(b) Restricted security. May be resold to qualified institutional buyers in accordance with the provisions of Rule 144A under the Securities Act of 1933, as amended.
(c) The money market fund and the Fund are affiliated by having the same investment advisor.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2001


ASSETS:

Investments, at market value (cost
  $161,661,226)*                                $174,626,341
------------------------------------------------------------
Foreign currencies, at value (cost $29,309)           29,368
------------------------------------------------------------
Receivables for:
  Investments sold                                 2,529,070
------------------------------------------------------------
  Fund shares sold                                   122,689
------------------------------------------------------------
  Dividends                                          241,538
------------------------------------------------------------
Investment for deferred compensation plan              1,300
------------------------------------------------------------
Collateral for securities loaned                  16,003,360
------------------------------------------------------------
Other assets                                          62,838
============================================================
    Total assets                                 193,616,504
============================================================

LIABILITIES:

Payables for:
  Investments purchased                            9,717,779
------------------------------------------------------------
  Fund shares reacquired                             811,896
------------------------------------------------------------
  Deferred compensation plan                           1,300
------------------------------------------------------------
  Collateral upon return of securities loaned     16,003,360
------------------------------------------------------------
Accrued distribution fees                            246,390
------------------------------------------------------------
Accrued transfer agent fees                           37,676
------------------------------------------------------------
Accrued operating expenses                           110,156
============================================================
    Total liabilities                             26,928,557
============================================================
Net assets applicable to shares outstanding     $166,687,947
____________________________________________________________
============================================================

NET ASSETS:

Class A                                         $ 80,629,514
____________________________________________________________
============================================================
Class B                                         $ 81,458,903
____________________________________________________________
============================================================
Class C                                         $  4,599,530
____________________________________________________________
============================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER SHARE:

Class A                                            7,329,789
____________________________________________________________
============================================================
Class B                                            7,545,400
____________________________________________________________
============================================================
Class C                                              426,472
____________________________________________________________
============================================================
Class A:
  Net asset value per share                     $      11.00
------------------------------------------------------------
  Offering price per share:
    (Net asset value of $11.00 divided by
      95.25%)                                   $      11.55
____________________________________________________________
============================================================
Class B:
  Net asset value and offering price per share  $      10.80
____________________________________________________________
============================================================
Class C:
  Net asset value and offering price per share  $      10.79
____________________________________________________________
============================================================

* At December 31, 2001, securities with an aggregate market value of $15,341,673 were on loan to brokers.

STATEMENT OF OPERATIONS
For the year ended December 31, 2001


INVESTMENT INCOME:

Dividends (net of foreign withholding tax of
  $54,634)                                       $   580,026
------------------------------------------------------------
Dividends from affiliated money market funds         187,389
------------------------------------------------------------
Security lending income                               47,780
============================================================
    Total investment income                          815,195
============================================================

EXPENSES:

Advisory fees                                        748,360
------------------------------------------------------------
Administrative services fees                          50,000
------------------------------------------------------------
Custodian fees                                        48,961
------------------------------------------------------------
Distribution fees -- Class A                         179,493
------------------------------------------------------------
Distribution fees -- Class B                         382,510
------------------------------------------------------------
Distribution fees -- Class C                          26,053
------------------------------------------------------------
Interest                                               2,945
------------------------------------------------------------
Transfer agent fees -- Class A                       107,977
------------------------------------------------------------
Transfer agent fees -- Class B                       115,052
------------------------------------------------------------
Transfer agent fees -- Class C                         7,836
------------------------------------------------------------
Trustees' fees                                        10,205
------------------------------------------------------------
Professional Fees                                    122,099
------------------------------------------------------------
Other                                                129,569
============================================================
    Total expenses                                 1,931,060
============================================================
Less: Fees waived                                   (186,796)
------------------------------------------------------------
    Expenses paid indirectly                            (936)
============================================================
    Net expenses                                   1,743,328
============================================================
Net investment income (loss)                        (928,133)
============================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES AND FOREIGN CURRENCIES:

Net realized gain (loss) from:
  Investment securities                           (5,536,316)
------------------------------------------------------------
  Foreign currencies                                (238,544)
============================================================
                                                  (5,774,860)
============================================================
Change in net unrealized appreciation of:
  Investment securities                            3,279,619
------------------------------------------------------------
  Foreign currencies                                  74,803
============================================================
                                                   3,354,422
============================================================
Net gain (loss) from investment securities and
  foreign currencies                              (2,420,438)
============================================================
Net increase (decrease) in net assets resulting
  from operations                                $(3,348,571)
____________________________________________________________
============================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 2001 and 2000

                                                                  2001           2000
                                                              ------------    -----------
OPERATIONS:

  Net investment income (loss)                                $   (928,133)   $  (759,578)
-----------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities and
    foreign currencies                                          (5,774,860)        49,411
-----------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities and foreign currencies                 3,354,422     (3,485,566)
=========================================================================================
    Net increase (decrease) in net assets resulting from
      operations                                                (3,348,571)    (4,195,733)
=========================================================================================
Distributions to shareholders from net investment income:
  Class A                                                         (423,628)            --
-----------------------------------------------------------------------------------------
  Class B                                                         (318,023)            --
-----------------------------------------------------------------------------------------
  Class C                                                          (17,612)            --
-----------------------------------------------------------------------------------------
Distributions to shareholders from net realized gains:
  Class A                                                               --     (1,628,810)
-----------------------------------------------------------------------------------------
  Class B                                                               --     (1,840,396)
-----------------------------------------------------------------------------------------
  Class C                                                               --       (129,369)
-----------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                       61,664,467      3,252,026
-----------------------------------------------------------------------------------------
  Class B                                                       61,251,158     (2,668,253)
-----------------------------------------------------------------------------------------
  Class C                                                        3,061,572      1,530,731
-----------------------------------------------------------------------------------------
  Advisor Class*                                                        --       (703,288)
=========================================================================================
    Net increase (decrease) in net assets                      121,869,363     (6,383,092)
=========================================================================================

NET ASSETS:

  Beginning of year                                             44,818,584     51,201,676
=========================================================================================
  End of year                                                 $166,687,947    $44,818,584
_________________________________________________________________________________________
=========================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                               $169,774,788    $38,511,197
-----------------------------------------------------------------------------------------
  Undistributed net investment income (loss)                       (57,228)            --
-----------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) from investment
    securities and foreign currencies                          (16,071,171)        88,258
-----------------------------------------------------------------------------------------
  Unrealized appreciation of investment securities and
    foreign currencies                                          13,041,558      6,219,129
=========================================================================================
                                                              $166,687,947    $44,818,584
_________________________________________________________________________________________
=========================================================================================

* Advisor Class shares were converted to Class A shares effective as of the close of business on February 11, 2000.

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
December 31, 2001


NOTE 1-SIGNIFICANT ACCOUNTING POLICIES


AIM Global Trends Fund (the "Fund") is a separate series of AIM Series Trust (the "Trust"). The Trust is organized as a Delaware business trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company having an unlimited number of shares of beneficial interest. The Fund consists of three different classes of shares: Class A shares, Class B shares and Class C shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. Matters affecting each class will be voted on exclusively by the shareholders of such class. The Fund's investment objective is growth of capital.
  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. Security Valuations -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security reported on the NASDAQ National Market System is valued at the last sales price as of the close of the customary trading session on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

   Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Occasionally, events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If a development/ event is so significant that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees.

B. Securities Transactions and Investment Income -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

   On December 31, 2001, undistributed net investment income was increased by $1,630,168, undistributed net realized gains decreased by $10,384,569 and shares of beneficial interest increased by $8,754,401 as a result of differing book/tax treatment of foreign currency transactions, merger transactions, net operating loss, and other reclassifications. Net assets of the Fund were unaffected by the reclassification discussed above.

C. Distributions -- Distributions from income and net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. Federal Income Taxes -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

   The Fund's capital loss carryforward of $15,834,563 is broken down by expiration date as follows:

   CAPITAL LOSS
   CARRYFORWARD     EXPIRATION
   ------------  -----------------
   $10,412,542   December 31, 2008
   -------------------------------
   $ 5,422,021   December 31, 2009
   ===============================
   $15,834,563
    ______________________________
   ===============================




   As of December 31, 2001 the fund has a post-October capital loss deferral of $227,782 which will be recognized in the following tax year.

E. Foreign Currency Translations -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

F. Foreign Currency Contracts -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

G. Expenses -- Distribution expenses directly attributable to a class of shares are charged to that class' operations. All other expenses which are attributable to more than one class are allocated among the classes based on relative net assets.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

A I M Advisors, Inc. ("AIM") is the Fund's investment manager and administrator. The Fund pays AIM investment management and administration fees at an annual rate of 0.975% on the first $500 million of the Fund's average daily net assets, plus 0.95% on the next $500 million of the Fund's average daily net assets, plus 0.925% on the next $500 million of the Fund's average daily net assets, plus 0.90% on the Fund's average daily net assets exceeding $1.5 billion. AIM has contractually agreed to limit total annual operating expenses (excluding interest, taxes, dividends on short sales, extraordinary items and increases in expenses due to expense offset arrangements, if any) to the maximum annual rate of 2.00%, 2.50% and 2.50% of the average daily net assets of the Fund's Class A, Class B and Class C shares, respectively. AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market fund of which the Fund has invested. For the year ended December 31, 2001, AIM waived fees of $186,796.
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the year ended December 31, 2001, AIM was paid $50,000 for such services.
  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. During the year ended December 31, 2001, AFS was paid $135,111 for such services.
  The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares, Class B shares and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.50% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and C shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges that may be paid by the respective classes. For the year ended December 31, 2001, the Class A, Class B and Class C shares paid AIM Distributors $179,493, $382,510 and $26,053, respectively, as compensation under the Plans.
  AIM Distributors received commissions of $7,183 from sales of the Class A shares of the Fund during the year ended December 31, 2001. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the year ended December 31, 2001, AIM Distributors received $18,377 in contingent deferred sales charges imposed on redemptions of Fund shares.
  Certain officers and trustees of the Trust are officers and directors of AIM, AFS and AIM Distributors.
  The law firm Kramer, Levin, Naftalis & Frankel LLP of which a trustee is a member became counsel to the Trustees on August 17, 2001. During the period August 17, 2001 through December 31, 2001, the Fund paid legal fees of $444 for services rendered.

NOTE 3-INDIRECT EXPENSES

For the year ended December 31, 2001, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) of $802 and reductions in custodian fees of $134 under expense offset arrangements which resulted in a reduction of the Fund's total expenses of $936.

NOTE 4-TRUSTEES' FEES

Trustees' fees represent remuneration paid to trustees who are not an "interested person" of AIM. The Trust invests trustees' fees, if so elected by a trustee, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 5-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund may borrow up to the lesser of
(i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the year ended December 31, 2001, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 6-PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities to the extent of one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value, determined daily, of the loaned securities. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral pursuant to these loans is invested in short-term money market instruments or affiliated money market funds. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day. Therefore, the value of the collateral may be temporarily less than the value of the securities on loan.
  At December 31, 2001, securities with an aggregate value of $15,341,673 were on loan to brokers. The loans were secured by cash collateral of $16,003,360 received by the Fund and subsequently invested in affiliated money market funds as follows: $8,001,680 in STIC Liquid Assets Portfolio and $8,001,680 in STIC Prime Portfolio. For the year ended December 31, 2001, the Fund received fees of $47,780 for securities lending.

NOTE 7-DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of distributions paid during 2001 and 2000 was as follows:

                                        2001        2000
                                      --------   ----------
Distributions paid from ordinary
  income                              $759,263   $3,598,575
___________________________________________________________
===========================================================

  As of December 31, 2001, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Capital loss carryforward                    $(15,834,563)
---------------------------------------------------------
Unrealized appreciation                        12,747,722
=========================================================
                                             $ (3,086,841)
_________________________________________________________
=========================================================


The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales, the tax deferral of capital losses incurred after October 31 and other deferrals.

NOTE 8-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended December 31, 2001 was $223,441,493 and $108,418,774, respectively.
  The amount of unrealized appreciation of investment securities, for tax purposes, as of December 31, 2001 is as follows:

Aggregate unrealized appreciation of
  investment securities                       $17,342,466
---------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                        (4,386,176)
=========================================================
Net unrealized appreciation of investment
  securities                                  $12,956,290
_________________________________________________________
=========================================================
Cost of investments for tax purposes is $161,670,051.

NOTE 9-SHARE INFORMATION

Changes in shares outstanding during the years ended December 31, 2001 and 2000 were as follows:

                                                                         2001                        2000
                                                              --------------------------    -----------------------
                                                                SHARES         AMOUNT        SHARES       AMOUNT
                                                              ----------    ------------    --------    -----------
Sold:
  Class A                                                      1,051,925    $ 11,552,469     401,071    $ 6,300,770
-------------------------------------------------------------------------------------------------------------------
  Class B                                                        279,609       3,031,532     255,608      3,844,813
-------------------------------------------------------------------------------------------------------------------
  Class C                                                        177,877       2,007,543     106,895      1,598,239
-------------------------------------------------------------------------------------------------------------------
  Advisor Class*                                                      --              --         864         13,351
===================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                         35,953         382,178     121,642      1,549,644
-------------------------------------------------------------------------------------------------------------------
  Class B                                                         26,764         279,423     133,455      1,673,704
-------------------------------------------------------------------------------------------------------------------
  Class C                                                          1,515          15,800      10,019        125,635
===================================================================================================================
Issued in Connection with acquisition:***
  Class A                                                      5,799,931      61,986,519
-------------------------------------------------------------------------------------------------------------------
  Class B                                                      7,180,237      75,211,095
-------------------------------------------------------------------------------------------------------------------
  Class C                                                        300,794       3,146,355
===================================================================================================================
Conversion of Advisor Class shares to Class A shares:**
  Class A                                                             --              --      61,297        680,172
-------------------------------------------------------------------------------------------------------------------
  Advisor Class                                                       --              --     (61,105)      (680,172)
===================================================================================================================
Reacquired:
  Class A                                                     (1,114,317)    (12,256,699)   (333,179)    (5,278,560)
-------------------------------------------------------------------------------------------------------------------
  Class B                                                     (1,639,419)    (17,270,892)   (554,682)    (8,186,770)
-------------------------------------------------------------------------------------------------------------------
  Class C                                                       (190,150)     (2,108,126)    (12,464)      (193,143)
-------------------------------------------------------------------------------------------------------------------
  Advisor Class*                                                      --              --      (2,291)       (36,467)
===================================================================================================================
                                                              11,910,719    $125,977,197     127,130    $ 1,411,216
___________________________________________________________________________________________________________________
===================================================================================================================

  * Advisor Class share activity for the period January 1, 2000 through February 11, 2000.
 ** Effective as of the close of business February 11, 2000, pursuant to approval by the Board of Trustees on November 3, 1999, all outstanding shares of Advisor Class shares were converted to Class A shares of the fund.
*** As of the close of business on September 8, 2001, the Fund acquired all of the net assets of AIM Global Consumer Products and Services Fund pursuant to a plan of reorganization approved by AIM Global Consumer Products and Services Fund shareholders on August 17, 2001. The acquisition was accomplished by a tax-free exchange of 13,280,962 shares of the Fund for 7,241,033 shares of AIM Global Consumer Products and Services Fund outstanding as of the close of business on September 8, 2001. AIM Global Consumer Products and Services Fund net assets at that date of $140,343,969 including $3,468,007 of unrealized appreciation, were combined with those of the Fund. The aggregate net assets of the Fund immediately before the acquisition were $32,600,604.

NOTE 10-FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                        CLASS A(A)
                                                              ---------------------------------------------------------------
                                                                                                           SEPTEMBER 15, 1997
                                                                                                            (DATE OPERATIONS
                                                                       YEAR ENDED DECEMBER 31,               COMMENCED) TO
                                                              -----------------------------------------       DECEMBER 31,
                                                              2001(b)      2000(b)    1999(b)    1998(b)         1997(b)
                                                              -------     --------    -------    -------    ------------------
Net asset value, beginning of period                          $ 13.33      $ 15.78    $ 11.46    $ 10.63         $ 11.43
------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment loss                                           (0.10)       (0.19)     (0.06)     (0.02)          (0.01)
------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                 (2.17)       (1.11)      5.86       1.01           (0.31)
==============================================================================================================================
    Total from investment operations                            (2.27)       (1.30)      5.80       0.99           (0.32)
==============================================================================================================================
Less distributions:
  Dividends from net investment income                          (0.06)          --         --      (0.02)             --
------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                            --        (1.15)     (1.48)     (0.14)             --
==============================================================================================================================
  Return of capital                                                --           --         --         --           (0.48)
==============================================================================================================================
    Total distributions                                         (0.06)       (1.15)     (1.48)     (0.16)          (0.48)
==============================================================================================================================
Net asset value, end of period                                $ 11.00      $ 13.33    $ 15.78    $ 11.46         $ 10.63
______________________________________________________________________________________________________________________________
==============================================================================================================================
Total return(c)                                                (17.03)%      (7.90)%    51.93%      9.37%          (2.68)%
______________________________________________________________________________________________________________________________
==============================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $80,630      $20,751    $20,595    $17,822         $15,145
______________________________________________________________________________________________________________________________
==============================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                               2.00%(d)     2.00%      1.03%      0.50%           0.50%(e)
------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                            2.25%(d)     2.14%      1.16%      0.50%           0.50%(e)
==============================================================================================================================
Ratio of net investment income (loss) to average net assets     (0.94)%(d)   (1.27)%    (0.50)%    (0.21)%         (0.35)%(e)
______________________________________________________________________________________________________________________________
==============================================================================================================================
Portfolio turnover rate                                           154%         260%       147%        28%              1%
______________________________________________________________________________________________________________________________
==============================================================================================================================

(a) Effective August 27, 1999, the Fund was restructured to directly invest primarily in equity securities of U.S. and foreign issuers. Prior to the Fund restructuring, the Fund operated as a "fund of funds" investing in AIM theme mutual funds.
(b)  Calculated using average shares outstanding.
(c) Does not include sales charges and is not annualized for periods less than one year.
(d)  Ratios are based on average daily net assets of $35,898,661.
(e)  Annualized.

                                                                                        CLASS B(A)
                                                              ----------------------------------------------------------------
                                                                                                            SEPTEMBER 15, 1997
                                                                                                             (DATE OPERATIONS
                                                                        YEAR ENDED DECEMBER 31,               COMMENCED) TO
                                                              ------------------------------------------        DECEMBER 31,
                                                              2001(b)      2000(b)    1999(b)    1998(b)          1997(b)
                                                              -------      -------    -------    -------    ------------------
Net asset value, beginning of period                          $ 13.12      $ 15.62    $ 11.41    $ 10.62         $ 11.43
------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                  (0.15)       (0.26)     (0.13)     (0.07)          (0.02)
------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                 (2.13)       (1.09)      5.82       1.00           (0.32)
==============================================================================================================================
    Total from investment operations                            (2.28)       (1.35)      5.69       0.93           (0.34)
==============================================================================================================================
Less distributions:
  Dividends from net investment income                          (0.04)          --         --         --              --
------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                            --        (1.15)     (1.48)     (0.14)             --
==============================================================================================================================
  Return of capital                                                --           --         --         --           (0.47)
==============================================================================================================================
    Total distributions                                         (0.04)       (1.15)     (1.48)     (0.14)          (0.47)
==============================================================================================================================
Net asset value, end of period                                $ 10.80      $ 13.12    $ 15.62    $ 11.41         $ 10.62
______________________________________________________________________________________________________________________________
==============================================================================================================================
Total return(c)                                                (17.36)%      (8.30)%    51.18%      8.83%          (2.83)%
______________________________________________________________________________________________________________________________
==============================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $81,459      $22,279    $29,118    $25,555         $19,184
______________________________________________________________________________________________________________________________
==============================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                               2.50%(d)     2.50%      1.53%      1.00%           1.00%(e)
------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                            2.75%(d)     2.64%      1.66%      1.00%           1.00%(e)
==============================================================================================================================
Ratio of net investment loss to average net assets              (1.44)%(d)   (1.77)%    (1.00)%   (0.71)%          (0.85)%(e)
______________________________________________________________________________________________________________________________
==============================================================================================================================
Portfolio turnover rate                                           154%         260%       147%        28%              1%
______________________________________________________________________________________________________________________________
==============================================================================================================================

(a) Effective August 27, 1999, the Fund was restructured to directly invest primarily in equity securities of U.S. and foreign issuers. Prior to the Fund restructuring, the Fund operated as a "fund of funds" investing in AIM theme mutual funds.
(b)  Calculated using average shares outstanding.
(c) Does not include contingent deferred sales charges and is not annualized for periods less than one year.
(d)  Ratios are based on average daily net assets of $38,251,005.
(e)  Annualized.

                                                                                 CLASS C(A)
                                                              ----------------------------------------------------
                                                                                                 JANUARY 2, 1998
                                                                                                   (DATE SALES
                                                                  YEAR ENDED DECEMBER 31,         COMMENCED) TO
                                                              -------------------------------      DECEMBER 31,
                                                              2001(b)      2000(b)    1999(b)        1998(b)
                                                              -------      -------    -------   ------------------
Net asset value, beginning of period                          $ 13.11       $15.62     $11.40          $10.62
------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                  (0.16)       (0.26)     (0.13)          (0.08)
------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                 (2.12)       (1.10)      5.83            1.00
==================================================================================================================
    Total from investment operations                            (2.28)       (1.36)      5.70            0.92
==================================================================================================================
Less distributions:
  Dividends from net investment income                          (0.04)          --         --              --
------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                            --        (1.15)     (1.48)          (0.14)
==================================================================================================================
    Total distributions                                         (0.04)          --         --              --
==================================================================================================================
Net asset value, end of period                                $ 10.79       $13.11     $15.62          $11.40
__________________________________________________________________________________________________________________
==================================================================================================================
Total return(c)                                                (17.37)%      (8.37)%    51.33%           8.94%
__________________________________________________________________________________________________________________
==================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $ 4,600       $1,789     $  500          $  249
__________________________________________________________________________________________________________________
==================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                               2.50%(d)     2.50%      1.53%           1.00%(e)
------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                            2.75%(d)     2.64%      1.66%           1.00%(e)
==================================================================================================================
Ratio of net investment loss to average net assets              (1.44)%(d)   (1.77)%    (1.00)%         (0.71)%(e)
__________________________________________________________________________________________________________________
==================================================================================================================
Portfolio turnover rate                                           154%         260%       147%             28%
__________________________________________________________________________________________________________________
==================================================================================================================

(a) Effective August 27, 1999, the Fund was restructured to directly invest primarily in equity securities of U.S. and foreign issuers. Prior to the Fund restructuring, the Fund operated as a "fund of funds" investing in AIM theme mutual funds.
(b)  Calculated using average shares outstanding.
(c) Does not include contingent deferred sales charges and is not annualized for periods less than one year.
(d)  Ratios are based on average daily net assets of $2,605,248.
(e)  Annualized.

                       REPORT OF INDEPENDENT ACCOUNTANTS

                       To the Board of Trustees and Shareholders of AIM Global Trends Fund:

                       In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the AIM Global Trends Fund (the sole portfolio constituting AIM Series Trust; hereafter referred to as the "Fund") at December 31, 2001, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

                       PRICEWATERHOUSECOOPERS LLP

                       February 14, 2002
                       Houston, Texas

PROXY RESULTS (UNAUDITED)

A Special Meeting of Shareholders of AIM Global Trends Fund (the "Fund"), a portfolio of AIM Series Trust, a Delaware business trust (the "Trust"), was held on August 17, 2001. The meeting was held for the following purposes:

(1) To elect the following Trustees: Robert H. Graham, Frank S. Bayley, Ruth H. Quigley, Bruce L. Crockett, Owen Daly II, Albert R. Dowden, Edward K. Dunn, Jr., Jack M. Fields, Carl Frischling, Prema Mathai-Davis, Lewis F. Pennock and Louis S. Sklar.

(2) To approve a new Investment Advisory Agreement with A I M Advisors, Inc.

(3) To approve changing the fundamental investment restrictions of the Fund.

(4) To approve making the investment objective of the Fund non-fundamental.

(5) To ratify the selection of PricewaterhouseCoopers LLP as independent accountants of the Fund for the fiscal year ending in 2001.

The results of the voting on the above matters were as follows:

                                                                         Withheld/
        Trustees/Matter                                Votes For        Abstentions
        ---------------                                ---------        -----------
(1)     Robert H. Graham.............................  1,635,110          47,712
        Frank S. Bayley..............................  1,635,137          47,685
        Ruth H. Quigley..............................  1,633,421          49,401
        Bruce L. Crockett............................  1,635,137          47,685
        Owen Daly II**...............................  1,634,335          48,487
        Albert R. Dowden.............................  1,635,137          47,685
        Edward K. Dunn, Jr. .........................  1,634,427          48,395
        Jack M. Fields...............................  1,633,421          49,401
        Carl Frischling..............................  1,634,610          48,212
        Prema Mathai-Davis...........................  1,632,098          50,724
        Lewis F. Pennock.............................  1,635,137          47,685
        Louis S. Sklar...............................  1,635,137          47,685

                                                                          Votes          Withheld/
         Matter                                         Votes For        Against        Abstentions
         ------                                         ---------        -------        -----------
(2)      Approval of a new Investment Advisory
         Agreement with A I M Advisors, Inc. .........  1,578,488        37,892            66,442
(3)(a)   Approval of the Modification to or Addition
         of the Fundamental Restriction on Industry
         Concentration................................  1,230,633        47,940           404,249*
(3)(b)   Approval of the Modification of the
         Fundamental Restriction on Purchasing or
         Selling Commodities..........................  1,199,656        59,708           423,458*
(3)(c)   Approval of the Modification of the
         Fundamental Restriction on Making Loans......  1,192,371        63,854           426,597*
(4)      Approval of Making the Investment Objective
         of the Fund Non-Fundamental..................  1,196,774        80,034           406,014*
(5)      Ratification of the selection of
         PricewaterhouseCoopers LLP as Independent
         Accountants of the Fund......................  1,606,106        20,162            56,554

(*)  Includes Broker Non-Votes

(**) Effective December 31, 2001, Owen Daly II retired from his position as a trustee of the Trust.

TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------
As of December 31, 2001


The address of each trustee and officer is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 86 portfolios in the AIM Funds complex. Column two below includes length of time served with any predecessor entities.

-------------------------------------------------------------------------------------------------------------------------------
                          TRUSTEE   PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS                 OTHER DIRECTORSHIP(S)
NAME, YEAR OF BIRTH AND   AND/OR                                                                HELD BY TRUSTEE
POSITION(S) HELD WITH     OFFICER
THE TRUST                 SINCE
-------------------------------------------------------------------------------------------------------------------------------
INTERESTED PERSON
Robert H. Graham* - 1946   1998     Chairman, President and Chief Executive Officer, A I M      None
Trustee, Chairman and               Management Group Inc. (financial services holding
President                           company); Chairman and President, A I M Advisors, Inc.
                                    (registered investment advisor); Director and Senior Vice
                                    President, A I M Capital Management, Inc. (registered
                                    investment advisor); Chairman, A I M Distributors, Inc.
                                    (registered broker dealer), A I M Fund Services, Inc.
                                    (registered transfer agent) and Fund Management Company
                                    (registered broker dealer); and Director and Vice
                                    Chairman, AMVESCAP PLC (parent of AIM and a global
                                    investment management firm)
INDEPENDENT TRUSTEES
Frank S. Bayley - 1939     1997     Of Counsel, law firm of Baker & McKenzie                    Badgley Funds, Inc. (registered
Trustee                                                                                         investment company)
Bruce L. Crockett - 1944   2001     Chairman, Crockett Technology Associates (technology        ACE Limited (insurance
Trustee                             consulting company)                                         company); and Captaris, Inc.
                                                                                                (unified messaging provider)
Albert R. Dowden - 1941    2001     Chairman, Cortland Trust, Inc. (registered investment       None
Trustee                             company) and DHJ Media, Inc.; Director, Magellan
                                    Insurance Company; Member of Advisory Board of Rotary
                                    Power International (designer, manufacturer, and seller
                                    of rotary power engines); formerly, Director, President
                                    and CEO, Volvo Group North America, Inc.; and director of
                                    various affiliated Volvo companies
Edward K. Dunn,            2001     Formerly, Chairman, Mercantile Mortgage Corp.; Vice         None
Jr. - 1935                          Chairman, President and Chief Operating Officer,
Trustee                             Mercantile-Safe Deposit & Trust Co.; and President,
                                    Mercantile Bankshares Corp.
Jack M. Fields - 1952      2001     Chief Executive Officer, Twenty First Century Group, Inc.   Administaff
Trustee                             (government affairs company)
Carl Frischling** - 1937   2001     Partner, law firm of Kramer Levin Naftalis and Frankel      Cortland Trust, Inc.
Trustee                             LLP                                                         (registered investment company)
Prema                      2001     Formerly, Chief Executive Officer, YWCA of the USA          None
Mathai-Davis - 1950
Trustee
Lewis F. Pennock - 1942    2001     Partner, law firm of Pennock & Cooper                       None
Trustee
Ruth H. Quigley - 1935     1997     Retired                                                     None
Trustee
Louis S. Sklar - 1939      2001     Executive Vice President, Development and Operations,       None
Trustee                             Hines Interests Limited Partnership (real estate
                                    development company)

 * Mr. Graham is considered an interested person of the fund because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.

** The law firm in which Mr. Frischling is a partner is counsel to the independent directors/trustees of the AIM Funds and the AIM Funds pay such firm's fees. The AIM Funds believe that Mr. Frischling is not an interested person of the AIM Funds solely as a result of this relationship and are currently communicating with the SEC to confirm their view.

--------------------------------------------------------------------------------
As of December 31, 2001


The address of each trustee and officer is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 86 portfolios in the AIM Funds complex. Column two below includes length of time served with any predecessor entities.

-------------------------------------------------------------------------------------------------------------------------------
                          TRUSTEE   PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS                 OTHER DIRECTORSHIP(S)
NAME, YEAR OF BIRTH AND   AND/OR                                                                HELD BY TRUSTEE
POSITION(S) HELD WITH     OFFICER
THE TRUST                 SINCE
-------------------------------------------------------------------------------------------------------------------------------
OTHER OFFICERS
Gary T. Crum - 1947        1998     Director and President, A I M Capital Management, Inc.;     N/A
Vice President                      Director and Executive Vice President, A I M Management
                                    Group Inc.; Director and Senior Vice President, A I M
                                    Advisors, Inc.; and Director, A I M Distributors, Inc.
                                    and AMVESCAP PLC (parent of AIM and a global investment
                                    management firm)
Carol F. Relihan - 1954    1998     Director, Senior Vice President, General Counsel and        N/A
Vice President and                  Secretary, A I M Advisors, Inc. and A I M Management
Secretary                           Group Inc.; Director, Vice President and General Counsel,
                                    Fund Management Company; and Vice President, A I M Fund
                                    Services, Inc., A I M Capital Management, Inc. and A I M
                                    Distributors, Inc.
Melville B. Cox - 1943     1998     Vice President and Chief Compliance Officer, A I M          N/A
Vice President                      Advisors, Inc. and A I M Capital Management, Inc.; and
                                    Vice President, A I M Fund Services, Inc.
Dana R. Sutton - 1959      1998     Vice President and Fund Treasurer, A I M Advisors, Inc.     N/A
Vice President and
Treasurer

The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.347.4246.
--------------------------------------------------------------------------------

OFFICE OF THE FUND              INVESTMENT ADVISOR           DISTRIBUTOR                   AUDITORS
11 Greenway Plaza               A I M Advisors, Inc.         A I M Distributors, Inc.      PricewaterhouseCoopers
Suite 100                       11 Greenway Plaza            11 Greenway Plaza             LLP
Houston, TX 77046               Suite 100                    Suite 100                     1201 Louisiana, Suite
                                Houston, TX 77046            Houston, TX 77046             2900
                                                                                           Houston, TX 77002

COUNSEL TO THE FUND             COUNSEL TO THE TRUSTEES      TRANSFER AGENT                CUSTODIAN
Ballard Spahr                   Kramer, Levin, Naftalis      A I M Fund Services, Inc.     State Street Bank and
Andrews & Ingersoll, LLP        & Frankel LLP                P.O. Box 4739                 Trust Company
1735 Market Street              919 Third Avenue             Houston, TX 77210-4739        225 Franklin Street
Philadelphia, PA 19103          New York, NY 10022                                         Boston, MA 02110

REQUIRED FEDERAL INCOME TAX INFORMATION (UNAUDITED)

Of ordinary dividends paid to shareholders during the fund's tax year ended December 31, 2001, 11.97% is eligible for the dividends received deduction for corporations.



                              EQUITY FUNDS

     DOMESTIC EQUITY FUNDS               INTERNATIONAL/GLOBAL EQUITY FUNDS           A I M Management Group Inc. has provided
                                                                                     leadership in the mutual fund industry since
        MORE AGGRESSIVE                           MORE AGGRESSIVE                    1976 and manages approximately $158 billion
                                                                                     in assets for more than 9 million
AIM Small Cap Opportunities(1)          AIM Developing Markets                       shareholders, including individual investors,
AIM Mid Cap Opportunities(1)            AIM European Small Company                   corporate clients and financial
AIM Large Cap Opportunities(1)          AIM Asian Growth                             institutions.*
AIM Emerging Growth                     AIM International Emerging Growth                The AIM Family of Funds--Registered
AIM Small Cap Growth                    AIM Global Aggressive Growth                 Trademark-- is distributed nationwide. AIM is
AIM Aggressive Growth                   AIM European Development                     a subsidiary of AMVESCAP PLC, one of the
AIM Mid Cap Growth                      AIM Euroland Growth                          world's largest independent financial
AIM Dent Demographic Trends             AIM International Equity                     services companies with $398 billion in
AIM Constellation                       AIM Global Growth                            assets under management.*
AIM Large Cap Growth                    AIM Worldwide Spectrum
AIM Weingarten                          AIM Global Trends                            *As of 12/31/01
AIM Small Cap Equity                    AIM International Value(3)
AIM Capital Development
AIM Charter                                      MORE CONSERVATIVE
AIM Mid Cap Equity
AIM Select Equity(2)                            SECTOR EQUITY FUNDS
AIM Value II
AIM Value                                         MORE AGGRESSIVE
AIM Blue Chip
AIM Mid Cap Basic Value                 AIM New Technology
AIM Large Cap Core Equity               AIM Global Telecommunications and Technology
AIM Basic Value                         AIM Global Energy(4)
AIM Large Cap Basic Value               AIM Global Infrastructure
AIM Balanced                            AIM Global Financial Services
AIM Basic Balanced                      AIM Global Health Care
                                        AIM Global Utilities
       MORE CONSERVATIVE                AIM Real Estate(5)

                                               MORE CONSERVATIVE

                           FIXED-INCOME FUNDS

  TAXABLE FIXED-INCOME FUNDS              TAX-FREE FIXED-INCOME FUNDS

        MORE AGGRESSIVE                         MORE AGGRESSIVE

AIM High Yield II                       AIM High Income Municipal
AIM High Yield                          AIM Municipal Bond
AIM Strategic Income                    AIM Tax-Free Intermediate
AIM Income                              AIM Tax-Exempt Cash
AIM Global Income
AIM Total Return Bond                          MORE CONSERVATIVE
AIM Intermediate Government
AIM Floating Rate
AIM Limited Maturity Treasury
AIM Money Market

       MORE CONSERVATIVE

When assessing the degree of risk, AIM considered the following three factors: the funds' portfolio holdings, volatility patterns over time and diversification permitted within the fund. Fund rankings are relative to one another within the particular group of The AIM Family of Funds--Registered Trademark-- and should not be compared with other investments. There is no guarantee that any one AIM fund will be less volatile than any other. This order is subject to change. (1) Closed to new investors. (2) On July 13, 2001, AIM Select Growth Fund was renamed AIM Select Equity Fund. (3) On July 1, 2001, AIM Advisor International Value Fund was renamed AIM International Value Fund. (4) On September 1, 2001, AIM Global Resources Fund was renamed AIM Global Energy Fund. (5) On July 1, 2001, AIM Advisor Real Estate Fund was renamed AIM Real Estate Fund. FOR MORE COMPLETE INFORMATION ABOUT ANY AIM FUND, INCLUDING THE RISKS, SALES CHARGES AND EXPENSES, OBTAIN THE APPROPRIATE PROSPECTUS(ES) FROM YOUR FINANCIAL ADVISOR. PLEASE READ THE PROSPECTUS(ES) CAREFULLY BEFORE YOU INVEST OR SEND MONEY. If used as sales material after April 20, 2002, this report must be accompanied by a fund Performance & Commentary or by an AIM Quarterly Review of Performance for the most recent quarter-end.

[DALBAR AWARD LOGO APPEARS HERE]                         [AIM LOGO APPEARS HERE]
                                                        --Registered Trademark--
                                                          INVEST WITH DISCIPLINE
                                                        --Registered Trademark--


                                                                        GTR-AR-1

A I M Distributors, Inc.